Exhibit 32.1

                            CERTIFICATION PURSUANT TO


                             18 U.S.C. SECTION 1350,


                             AS ADOPTED PURSUANT TO


                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


In connection with the Annual Report of MILLENNIUM CAPITAL VENTURE HOLDINGS, INC.(the "Company") on Form 10-QSB for the quarter ending June 30, 2004 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Francis Mailhot, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:


      (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



By:  /s/ Francis Mailhot
     --------------------------------
     Francis Mailhot, Chief Executive
     Officer

Dated: March 16, 2005